UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))

[X]	Definitive Information Statement

DATA443 RISK MITIGATION, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:___________

(2)	Aggregate number of securities to which transaction applies:___________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):____________

(4)	Proposed maximum aggregate value of transaction:____________

(5)	Total fee paid:____________

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:___________

(2)	Form, Schedule or Registration Statement No.:___________

(3)	Filing Party:___________

(4)	Date Filed:___________

DATA443 RISK MITIGATION, INC.

101 J Morris Commons Lane, Suite 105

Morrisville, NC 27560

(919) 858-6542

FEBRUARY 23, 2021

NOTICE OF ACTIONS TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE VOTING POWER OF THE OUTSTANDING CAPITAL STOCK OF THE COMPANY IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS.

This Information Statement is being furnished to the holders of record of the outstanding shares of (i) common stock, $0.001 par value per share (“Common Stock”); (ii) Convertible Preferred Series A Stock, $0.001 par value per share (“Series A Preferred Stock”); and, (iii) Convertible Preferred Series B Stock, $0.001 par value per shares (“Series B Preferred Stock”), of Data443 Risk Mitigation, Inc., a Nevada corporation (the “Company”; “we”; “us”; “our”; or, similar terminology), as of February 22, 2021 (the “Record Date”). The purpose of this Information Statement is to notify the Company’s stockholders that on February 19, 2021, in accordance with Section 78.320 of the Nevada Revised Statutes (the “NRS”), the written consent of the holders of a majority of the voting power of the outstanding capital stock of the Company as of the Record Date (the “Consenting Stockholders”) approved the following corporate actions:

(1)	Amendment of our articles of incorporation (the “Articles of Incorporation”) to provide for a decrease in the authorized shares of the Company’s Common Stock from 1,800,000,000 to a number of not less than 10,000,000 and not more than 1,000,000,000 (the “Authorized Common Stock Reduction”), at any time prior to the one year anniversary of the filing of the Definitive Information Statement on Schedule 14C with respect to the actions envisioned hereunder (the “Definitive Information Statement”), with the Board of Directors of the Company (the “Board”) having the discretion to determine whether or not the Authorized Common Stock Reduction is to be effected, and if effected, the exact number of the Authorized Common Stock Reduction within the above range.

(2)	That the Board be authorized to implement through the amendment to our Articles of Incorporation a reverse stock split of the Company’s Common Stock by a ratio of not less than 1-for-10 and not more than 1-for-2,000, (the “Reverse Split”), at any time prior to the one year anniversary of the filing of the Definitive Information Statement, with the Board having the discretion to determine whether or not the Reverse Split is to be effected, and if effected, the exact ratio for the Reverse Split within the above range.

The consents that we have received approving the Authorized Common Stock Reduction and the Reverse Split constitute the only stockholder approval required under the NRS, our Articles of Incorporation, as amended, and our Bylaws. Accordingly, the Authorized Common Stock Reduction and the Reverse Split will not be submitted to the other stockholders of the Company for a vote.

The accompanying Information Statement, which describes the Authorized Common Stock Reduction and the Reverse Split in more detail, is being furnished to all our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Stockholders of record at the close of business on the Record Date are entitled to receive this Information Statement.

Pursuant to Rule 14c-2 of the Exchange Act, the actions described herein will not become effective until at least twenty (20) calendar days following the date on which this Information Statement is first mailed to our stockholders of record. This Information Statement will be mailed on or about February 24, 2021 to our stockholders of record as of the Record Date.

The accompanying Information Statement is solely for information purposes only and does not require or request you to do anything. You are encouraged to carefully read the accompanying Information Statement, including exhibits, for further information regarding the Reverse Split.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

By order of the Board of Directors,
DATA 443 RISK MITIGATION, INC.

/s/ Jason Remillard
JASON REMILLARD,
Chief Executive Officer and Director
February 23, 2021

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DATA443 RISK MITIGATION, INC.

101 J Morris Commons Lane, Suite 105

Morrisville, NC 27560

(919) 858-6542

INFORMATION STATEMENT

PURSUANT TO SECTION 14

OF THE SECURITIES EXCHANGE ACT OF 1934

AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

FEBRUARY 23, 2021

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN

To the Company’s Stockholders:

NOTICE IS HEREBY GIVEN that the following actions has been approved pursuant to the written consent (the “Written Consent”) of the holders of a majority of the voting power of the outstanding capital stock of the Company dated February 19, 2021, in lieu of a special meeting of the stockholders:

An amendment to the Company’s Articles of Incorporation to (i) decrease the authorized shares of the Company’s Common Stock from 1,800,000,000 to a number of not less than 10,000,000 and not more than 1,000,000,000 (the “Authorized Common Stock Reduction”), at any time prior to the one year anniversary of the filing of the Definitive Information Statement on Schedule 14C with respect to the actions envisioned hereunder (the “Definitive Information Statement”), with the Board of Directors of the Company (the “Board”) having the discretion to determine whether or not the Authorized Common Stock Reduction is to be effected, and if effected, the exact number of the Authorized Common Stock Reduction within the above range; and, (ii) effect a reverse stock split of the Company’s Common Stock by a ratio of not less than 1-for-10 and not more than 1-for-2,000 (the “Reverse Split”), at any time prior to the one year anniversary of the filing of the Definitive Information Statement, with the Board having the discretion to determine whether or not the Reverse Split is to be effected, and if effected, the exact ratio for the Reverse Split within the above range.

These actions are more fully described in this Information Statement. The actions were taken by Written Consent pursuant to Section 78.320 of the Nevada Revised Statutes (the “NRS”) and our Bylaws, each of which permits that any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The accompanying Information Statement is being furnished to all our stockholders in accordance with Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated by the U.S. Securities and Exchange Commission (“SEC”) thereunder, solely for the purpose of informing our stockholders of the actions taken by the Written Consent before it becomes effective.

Stockholders of record as of and on February 22, 2021 (the “Record Date”) will be entitled to receive this notice and Information Statement.

Pursuant to Rule 14c-2 under the Exchange Act, the actions described herein will not be implemented until a date at least twenty (20) calendar days after the date on which this Information Statement has been mailed to the stockholders, or on or about February 24, 2021.

This Information Statement will serve as written notice to stockholders pursuant to Section 78.320 of the NRS.

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OUTSTANDING SHARES AND VOTING RIGHTS

As of February 22, 2021, the Company’s authorized capitalization consisted of (i) 1,800,000,000 shares of Common Stock, $0.001 par value per share, of which 1,271,368,930 shares were issued and outstanding; and, (ii) 337,500 shares of preferred stock, $0.001 par value per share, of which (a) 150,000 shares are designated Series A Preferred Stock, of which 150,000 shares of Series A Preferred Stock were issued and outstanding; and, (b) 80,000 shares are designated Series B Preferred Stock, of which 15,660 shares of Series A Preferred Stock were issued and outstanding. In addition, an aggregate of 583,631,070 shares of common stock are reserved for future issuance pursuant to outstanding warrants, convertible notes, our stock incentive plan, or otherwise.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. Each share of Series A Preferred Stock entitles its holder to 15,000 votes, or an aggregate of 2,250,000,000 votes. Each share of Series B Preferred Stock entitles its holder to no (-0-) votes on matters submitted to the stockholders. A majority of holders of all outstanding shares of voting securities, as of February 19, 2021, have voted in favor of the actions by resolution dated February 19, and no other stockholder consents will be solicited in connection with this Information Statement.

Common Stock

The holders of our common stock have equal ratable rights to dividends from funds legally available therefor, when, as and if declared by our board of directors. Holders of common stock are also entitled to share ratably in all of our assets available for distribution to holders of common stock upon liquidation, dissolution, or winding up of the affairs.

The holders of shares of our common stock do not have cumulative voting rights, which means that the holders of more than 50% of such outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and in such event, the holders of the remaining shares will not be able to elect any of our directors. The holders of 50% percent of the outstanding common stock constitute a quorum at any meeting of stockholders, and the vote by the holders of a majority of the outstanding shares or a majority of the stockholders at a meeting at which quorum exists are required to effect certain fundamental corporate changes, such as liquidation, merger or amendment of our articles of incorporation.

The authorized but unissued shares of our common stock are available for future issuance without stockholder approval. These additional shares may be used for a variety of corporate purposes, including future offerings to raise additional capital, corporate acquisitions, and employee benefit plans. The existence of authorized but unissued shares of common stock may enable our board of directors to issue shares of stock to persons friendly to existing management, which may deter or frustrate a takeover of the Company.

Series A Preferred Stock

All issued and outstanding shares of Series A Preferred Stock are held by Jason Remillard, Chief Executive Officer and sole director of the Company. The terms of the Series A Preferred Stock are set forth below:

Seniority. The shares of Series A Preferred Stock rank senior to the common stock.

Dividends. The shares of Series A Preferred Stock are not entitled to receive any dividends in any amount.

Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of Series A Preferred Stock are entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Company to the holders of common stock, an amount equal to $0.125 per share (the “Liquidation Preference”). If upon such liquidation, dissolution, or winding up of the Company, the assets of the Company available for distribution to the holders of the Series A Preferred Stock are insufficient to permit payment in full of the Liquidation Preference, then all such assets of the Company shall be distributed ratably among the holders of the Series A Preferred Stock. Neither the consolidation or merger of the Company nor the sale, lease or transfer by the Company of all or a part of its assets shall be deemed a liquidation, dissolution, or winding up of the Company for these purposes.

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Voting. Except as required by law, each holder of outstanding shares of Series A Preferred Stock shall be entitled to vote on any and all matters considered and voted upon by the holders of common stock. The holders of Series A Preferred Stock are entitled to fifteen thousand (15,000) votes per share of Series A Preferred Stock.

Optional Conversion. Each share of Series A Preferred Stock is convertible, at the option of the holder thereof, at any time, into one thousand (1,000) shares of common stock, subject to customary adjustments in the event of reclassifications, consolidations and mergers.

Series B Preferred Stock

15,660 shares of Series B Preferred Stock are held by Geneva Roth Remark Holdings, Inc. The terms of the Series B Preferred Stock are set forth below:

Seniority. The shares of Series B Preferred Stock rank senior to the common stock, and junior to the Series A Preferred Stock.

Dividends. The shares of Series B Preferred Stock are entitled to receive an annual dividend in the amount of nine percent (9%) of the Stated Value, which shall percentage shall be increased to twenty two percent (22%) in the event of an event of default by the Company in regard to the Series B Preferred Stock.

Stated Value. Each share of Series B Preferred Stock shall has a stated value of $10.00.

Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of Series B Preferred Stock are entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Company to the holders of common stock, and after the holders of Series A Preferred Stock, an amount equal to $10.00 per share (the “Liquidation Preference”). If upon such liquidation, dissolution, or winding up of the Company, the assets of the Company available for distribution to the holders of the Series B Preferred Stock are insufficient to permit payment in full of the Liquidation Preference, then all such assets of the Company shall be distributed ratably among the holders of the Series B Preferred Stock. Neither the consolidation or merger of the Company nor the sale, lease or transfer by the Company of all or a part of its assets shall be deemed a liquidation, dissolution, or winding up of the Company for these purposes.

Voting. Except as required by law, each holder of outstanding shares of Series B Preferred Stock shall have no voting rights, except that any action altering any rights of the Series B Preferred Stock shall require the consent of the holders of a majority of the issued Series B Preferred Stock.

Optional Redemption. The Company has the right, at the Company’s option, to redeem all or any portion of the shares of Series B Preferred Stock, as follows:

(i) beginning on the date of the issuance of shares of Series B Preferred Stock (the “Issuance Date”) and ending on the date which is thirty (30) days following the Issuance Date, 115% of the Stated Value;

(ii) beginning on the date thirty one (31) days after the Issuance Date and ending on the date which is sixty (60) days following the Issuance Date, 120% of the Stated Value;

(iii) beginning on the date sixty one (61) days after the Issuance Date and ending on the date which is ninety (90) days following the Issuance Date, 125% of the Stated Value;

(iv) beginning on the date ninety one (91) days after the Issuance Date and ending on the date which is one hundred twenty (120) days following the Issuance Date, 130% of the Stated Value;

(v) beginning on the date one hundred twenty one (121) days after the Issuance Date and ending on the date which is one hundred fifty (150) days following the Issuance Date, 135% of the Stated Value; and

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(vi) beginning on the date one hundred fifty one (151) days after the Issuance Date and ending on the date which is one hundred eighty (180) days following the Issuance Date, 140% of the Stated Value;

After the expiration of one hundred eighty (180) days following the Issuance Date of the applicable shares of Series B Preferred Stock, the Company shall have no right of redemption.

Optional Conversion. Each share of Series B Preferred Stock is convertible, at the option of the holder thereof, at any time after one hundred eighty (180) days following the Issuance Date, in whole or in part, into fully paid and non-assessable shares of Common Stock, as such Common Stock exists on the Issuance Date, or any shares of capital stock or other securities of the Company into which such Common Stock shall hereafter be changed or reclassified at the conversion price. The conversion price shall be 61% multiplied by the lowest trading price for the Company’s common stock during the twenty (20) days of trading ending on the latest complete trading day prior to the conversion date.

Convertible Notes

The Company has issued and outstanding seven (7) convertible notes which are convertible into shares of our Common Stock (collectively, the “Convertible Notes”). Four of the Convertible Notes were issued to the same investor in the original total principal amount of $975,000, which is also the current outstanding principal balance of those four Convertible Notes, and which are convertible at fixed conversion prices ($150,000 at $0.01; $200,000 at $0.01; $300,000 at $0.005; and, $325,000 at $0.15). The remaining three Convertible Notes were issued to three investors in the original total principal amount of $100,000, which is also the current outstanding principal balance of those three Convertible Notes, and which are convertible at a fixed conversion price of $0.01.

Other Warrants and Options

The Company has no other warrants or options issued and outstanding.

Combinations with Interested Stockholders Provisions of the Nevada Revised Statutes

Pursuant to provisions in our Articles of Incorporation, we have elected not to be governed by certain Nevada statutes that may have the effect of discouraging corporate takeovers.

Nevada’s “combinations with interested stockholders” statutes (NRS 78.411 through 78.444, inclusive) prohibit specified types of business “combinations” between certain Nevada corporations and any person deemed to be an “interested stockholder” for two years after such person first becomes an “interested stockholder” unless the corporation’s board of directors approves the combination (or the transaction by which such person becomes an “interested stockholder”) in advance, or unless the combination is approved by the board of directors and sixty percent of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates. Furthermore, in the absence of prior approval certain restrictions may apply even after such two-year period. For purposes of these statutes, an “interested stockholder” is any person who is (1) the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding voting shares of the corporation, or (2) an affiliate or associate of the corporation and at any time within the two previous years was the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the then-outstanding shares of the corporation. The definition of the term “combination” is sufficiently broad to cover most significant transactions between a corporation and an “interested stockholder.” Our articles of incorporation opt out of these provisions, as provided for in the NRS, and accordingly, the combinations with interested stockholders statutes are not applicable to us.

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ABOUT THE INFORMATION STATEMENT

What is the purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act, to notify the Company’s stockholders as of the Record Date of the corporate actions expected to be taken pursuant to the consents or authorizations of stockholders representing a majority of the voting rights of the Company’s outstanding capital stock.

Stockholders holding in excess of fifty one (51%) of the voting power of the Company’s outstanding voting securities voted in favor of the corporate matters outlined in this Information Statement, consisting of the approval of:

An amendment to the Articles of Incorporation to (i) decrease the authorized shares of the Company’s Common Stock from 1,800,000,000 to a number of not less than 10,000,000 and not more than 1,000,000,000, at any time prior to the one year anniversary of the filing of the Definitive Information, with the Board having the discretion to determine whether or not the Authorized Common Stock Reduction is to be effected, and if effected, the exact number of the Authorized Common Stock Reduction within the above range; and, (ii) effect a reverse stock split of the Company’s Common Stock by a ratio of not less than 1-for-10 and not more than 1-for-2,000, at any time prior to the one year anniversary of the filing of the Definitive Information Statement, with the Board having the discretion to determine whether or not the Reverse Split is to be effected, and if effected, the exact ratio for the Reverse Split within the above range.

Who is entitled to notice?

Each holder of outstanding voting securities, as of the Record Date will be entitled to notice of the actions. Stockholders as of the close of business on the Record Date that held in excess of fifty one (51%) of the voting power of the Company’s outstanding shares of voting securities voted in favor of the actions.

What actions were taken by written consent?

Stockholders holding in excess of fifty one (51%) of the voting power of the Company’s outstanding voting securities have voted in favor of the following actions:

An amendment to the Articles of Incorporation to (i) decrease the authorized shares of the Company’s Common Stock from 1,800,000,000 to a number of not less than 10,000,000 and not more than 1,000,000,000, at any time prior to the one year anniversary of the filing of the Definitive Information, with the Board having the discretion to determine whether or not the Authorized Common Stock Reduction is to be effected, and if effected, the exact number of the Authorized Common Stock Reduction within the above range; and, (ii) effect a reverse stock split of the Company’s Common Stock by a ratio of not less than 1-for-10 and not more than 1-for-2,000, at any time prior to the one year anniversary of the filing of the Definitive Information Statement, with the Board having the discretion to determine whether or not the Reverse Split is to be effected, and if effected, the exact ratio for the Reverse Split within the above range.

What vote is required to approve the actions?

The affirmative vote of a majority of the voting power of the Company’s voting securities outstanding on the Record Date is required for approval of the amendment to our Articles of Incorporation.

What vote was obtained to approve the actions described in this Information Statement?

We obtained the approval of the holders of 6,048,075 issued and outstanding shares of Common Stock and the holder of 150,000 issued and outstanding shares of Series A Preferred Stock (which represents the vote of 2,250,000,000 shares of common stock), representing approximately 65.1% of the voting securities.

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Is consent to action in lieu of a meeting authorized under Nevada law?

Section 78.320 of the NRS provides that any action required or permitted to be taken at a meeting of stockholders of a corporation may be taken without a meeting if a written consent thereto is signed by the stockholders holding at least a majority of the voting power.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Exchange Act to the Company’s stockholders as of the Record Date. The corporate actions described herein will be effective approximately 20 days after the mailing of this Information Statement.

Who is bearing the cost of mailing this Information Statement?

The entire cost of furnishing this Information Statement will be borne by the Company.

What is a reverse stock split?

A reverse stock split reduces the total number of a company’s outstanding shares in proportion to the split ratio chosen. Following the effectiveness of a reverse stock split, a pre-determined number of existing shares is exchanged for one new share, resulting in an initially higher, yet proportionate, price per share. A reverse stock split has no impact on a stockholder’s pro rata ownership of the company.

What is the reverse stock split ratio?

The Board will determine, in its sole discretion, the ratio of the reverse split, should it decide to proceed with the transaction. The range of the ratio will be between 1-for-10 and 1-for-2,000. Stockholders who otherwise would hold fractional shares because the number of shares of common stock they held before the reverse stock split would not be evenly divisible based upon the split ratio will not be entitled to cash payments. Rather, their fractional share would be increased to the next highest while number.

What will be the impact of the reverse stock split on the outstanding shares of the Company’s preferred stock?

Any reverse stock split under the Amendment will have no effect upon the authorized or issued shares of the Company’s preferred stock. However, the number of shares of common stock into which the preferred shares will be converted will be reduced by the same reverse split ratio.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, information concerning the beneficial ownership of the Company’s Common Stock by (i) each person or group of persons known to beneficially own more than 5% of the outstanding shares of our Common Stock, (ii) each person who is our executive officer or director and (iii) all such executive officers and directors as a group. Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. Under these rules, beneficial ownership generally includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of the Record Date through the exercise of any option, warrant, conversion privilege or similar right. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that could be issued upon the exercise of outstanding options and warrants that are exercisable within 60 days of the Record Date are considered to be outstanding. These shares, however, are not considered outstanding as of the Record Date when computing the percentage ownership of each other person, except as specifically set forth below. Unless otherwise indicated, the address of each of the following beneficial owner is c/o Data443 Risk Mitigation, Inc., 101 J Morris Commons Lane, Suite 105, Morrisville, NC 27560.

To our knowledge, except as indicated in the footnotes to the following table, all beneficial owners named in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name and address of beneficial owner (1)	Shares of Common Stock Beneficially Owned	Shares of Series A Preferred Stock		Percentage of Common Shares Beneficially Owned		Percentage of Voting Capital Stock (2)
Directors and Named Executive Officers
Jason Remillard	156,181,409	150,000	(2)	12.29	%(3)	64.07%
All officers and directors as a group	156,181,409	150,000		12.29%		64.07%

5% stockholders
Jason Remillard	156,181,409	150,000		12.29%		64.07%

(1)	Address is 101 J Morris Commons Lane, Suite 105, Morrisville, NC 27560.

(2)	The shares of Series A Preferred Stock carry the aggregate voting rights of 2,250,000,000 votes.

(3)	Includes (i) 150,000,000 shares which would be issued to Mr. Remillard upon conversion of his Series A Preferred Stock; (ii) 133,334 shares to be issued to Mr. Remillard in connection with the acquisition of Data443 Risk Mitigation, Inc., a North Carolina corporation and wholly-owned subsidiary of the Company; and, (iii) 6,048,075 shares currently owned by Mr. Remillard.

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ACTION 1

THE AUTHORIZED COMMON STOCK REDUCTION

General

The proposed amendment to the Company’s Articles of Incorporation (the “Amendment”) would decrease the authorized shares of the Company’s Common Stock from 1,800,000,000 to a number of not less than 10,000,000 and not more than 1,000,000,000 (the “Authorized Common Stock Reduction”), at any time prior to the one year anniversary of the filing of the Definitive Information Statement on Schedule 14C with respect to the actions envisioned hereunder (the “Definitive Information Statement”), with the Board of Directors of the Company (the “Board”) having the discretion to determine whether or not the Authorized Common Stock Reduction is to be effected, and if effected, the exact number of the Authorized Common Stock Reduction within the above range. If the Board, in its sole discretion, determines not to implement the Reverse Split, the Board could still implement the Authorized Common Stock reduction. If it chooses not to do so, we will continue to be authorized to issue up to 1,800,000,000 shares of Common Stock.

The reduction in authorized shares will not be directly proportional to the reverse stock split. Instead, the Board will determine, its sole discretion, the number of authorized shares of Common Stock within the established range. The Board will select a number which it believes will provide adequate flexibility to the Company to engage in future capital raising transactions, acquisitions or other transactions which might require the issuance of Common Stock.

Reasons for the Reduction in Authorized Shares

The Board believes that the reason for the Authorized Common Stock Reduction, among other reasons, is the potential for the large number of outstanding shares of our Common Stock may have contributed to the difficulty with some business transactions and, contributed to a lack of investor and specialized fund interest in the Company, at a time when the data security and privacy market is active, and has made it difficult to attract new investors, specialized funds and potential business candidates.

The Board further believes that the Authorized Common Stock Reduction may also decrease the potential dilution to our stockholders following the Reverse Split. If we do not reduce the number of authorized shares, the number of remaining authorized shares could substantially dilute the ownership of the Company by our existing stockholders. If we reduce the number of shares we are authorized to issue after we implement the reverse stock split to 60,000,000, then there would be less shares available for dilution. Although the issuance of these shares would still be dilutive to our current stockholders, the potential dilution would be substantially less than that which would be possible if our authorized shares remain at 1,800,000,000. The Board also believes that 1,800,000,000 authorized shares of Common Stock would be disproportionately large in relation to the Company’s outstanding Common Stock after the reverse stock split. This could make it more difficult for the Company to obtain equity financing in the future because the Company would have the ability to dilute equity investments significantly at any time.

Effects of the Reduction in Authorized Shares

The Authorized Common Stock Reduction will have no material effect on the rights of existing stockholders, since it will not change the percentage of ownership of the Company of any stockholder. Moreover, the adoption of the Amendment will not, without further action of our Board, cause or result in any changes in our current capital accounts or outstanding common stock.

In the event a combination of the Reverse Split and the Authorized Common Stock Reduction results in a large percentage increase in authorized but unissued common shares compared to outstanding common shares, it could have an anti-takeover effect, such as permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose stockholder efforts to amend or repeal the Articles of Incorporation or Bylaws of the Company. Using available authorized shares in this manner could render more difficult or discourage an attempt to acquire control of the Company even if such a transaction would be beneficial to stockholders. The issuance by the Company of such authorized Common Stock or preferred stock could dilute the equity ownership, voting impact and future earnings per share of our existing stockholders, and depending on the amount of shares issued, such dilution may be substantial.

See the next section, “The Reverse Split”, for further discussion on the adoption and effect of the Amendment.

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ACTION 2

THE REVERSE SPLIT

General

The Amendment would effect a reverse stock split of the Company’s Common Stock by a ratio of not less than 1-for-10 and not more than 1-for-2,000, at any time prior to the one year anniversary of the filing of the Definitive Information Statement, with the Board having the discretion to determine whether or not the Reverse Split is to be effected, and if effected, the exact ratio for the Reverse Split within the above range. The form of the Amendment to effect the Reverse Split and the Authorized Common Stock Reduction will be substantially as set forth on Exhibit A, subject to any changes required by applicable law. The Reverse Split proposal would permit (but not require) our Board to effect a reverse stock split of our issued and outstanding Common Stock at any time prior to the one year anniversary of filing the Definitive Information Statement, within the range noted above, with the exact ratio to be set at a whole number within this range as determined by our Board in its sole discretion. We believe that enabling our Board to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining a ratio, if any, our Board may consider, among other things, factors such as:

●	the historical trading price and trading volume of our Common Stock;

●	the number of shares of our Common Stock outstanding;

●	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Split on the trading market for our Common Stock;

●	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

●	prevailing general market and economic conditions.

Our Board reserves the right to elect to abandon the Reverse Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Split is no longer in the best interests of the Company and its stockholders.

Depending on the ratio for the Reverse Split determined by our Board, Stockholders with less than 10 shares and no more than 2,000 shares of existing Common Stock, may be combined into one share of Common Stock. Any fractional shares will be rounded up to the next whole number. The Amendment, if any, will include only the Reverse Split ratio determined by our Board to be in the best interests of our Stockholders and all of the other proposed amendments at different ratios will be abandoned.

Following a reverse stock split, the number of our outstanding shares of common stock will be significantly reduced. The reverse stock split is not being proposed in response to any effort of which we are aware to accumulate our shares of common stock or preferred stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders.

There are certain risks associated with a reverse stock split, and we cannot accurately predict or assure the Reverse Split will produce or maintain the desired results. However, our Board believes that the benefits to the Company and our stockholders outweigh the risks of granting the Board the discretionary authority to effect the Reverse Split.

Purpose and Effect; Potential Consequences of the Reverse Split

The Company currently does not have any plans, arrangements or understandings, written or oral, to issue any of the authorized but unissued shares that would become available as a result of the Reverse Split. The Reverse Split and Authorized Share Amendment are not being proposed in response to any effort of which we are aware to accumulate shares of Common Stock or obtain control of the Company, and the Board also does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange, nor is it part of a plan by management to recommend to the Board and stockholders a series of amendments to our certificate of incorporation, except for those proposed in this Information Statement. The Board does not currently contemplate recommending the adoption of any other amendments to our Article of Incorporation that could be construed to reduce or interfere with the ability of third parties to take over or change the control of the Company.

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The primary purpose for effecting the Reverse Split, should the Board choose to effect one, would be to, absent other factors, increase the per share price of our common stock, although we cannot provide any assurance that the post reverse stock split price would remain following the Reverse Split. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Split, if completed, will increase the market price of our Common Stock following the Reverse Split or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Split may be lower than the total market capitalization before the Reverse Split.

The Board believes that, should the appropriate circumstances arise, effecting the Reverse Split would, among other things, help us to:

Meet the Nasdaq or NYSE Listing Requirements. Our Common Stock is currently quoted on the OTC Pink tier of the OTC Markets, Inc. under the symbol “ATDS”. Both the NYSE and Nasdaq require a minimum trading price per share in order to list on either exchange. The NYSE and Nasdaq Rules and Regulations require, among other things, that in order to list on their exchanges, the average closing price of a company’s common stock must be at least $3.00 or $4.00 per share over a consecutive 30 trading-day period. In connection with the implementation of the Reverse Split, we intend to apply to have our Common Stock transferred from its current listing on OTC Pink to the Nasdaq Capital Market.

Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company. An increase in our stock price may make our Common Stock more attractive to investors. Brokerage firms may be reluctant to recommend lower-priced securities to their clients. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of our Common Stock. Investment funds may also be reluctant to invest in lower-priced stocks. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Giving the Board the ability to effect a reverse stock split, and thereby increase the price of our Common Stock, would give the Board the ability to address these issues if it is deemed necessary.

Improve the Perception of Our Common Stock as an Investment Security. Our Board unanimously approved the discretionary authority to effect a reverse stock split as one potential means of increasing the share price of our Common Stock to improve the perception of our Common Stock as a viable investment security. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our common stock, but also our market liquidity.

Possible Disadvantages and Risks Associated with the Reverse Split and Authorized Share Amendment

There can be no assurance that the total market capitalization of the Common Stock (the aggregate value of all the Company’s Common Stock at the then market price) after the Reverse Split and Authorized Share Amendment will be equal to or greater than the total market capitalization before the Reverse Split and Authorized Share Amendment, or that the per share market price of the Company’s Common Stock following the Reverse Split will either equal or exceed the current per share market price.

There can be no assurance that the Reverse Split will increase the market price of our Common Stock or that any increase will be proportional to the reverse-split ratio. Accordingly, the total market capitalization of our Common Stock immediately after the Reverse Split or at any time thereafter could be lower than the total market capitalization before the Reverse Split. The percentage decline in the market price of our Common Stock after the Reverse Split might be greater than it would have been in the absence of the Reverse Split, and the liquidity of our Common Stock could be adversely affected following such the Reverse Split.

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If the Reverse Split is effected, and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Split. The market price of our Common Stock, however, will reflect our performance, as well as other factors unrelated to the number of shares outstanding. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split. Reducing the amount of shares available for trading can reduce the shares’ liquidity, although the board of directors expects that this effect would not occur in this particular case.

Any increased per-share stock price resulting from the Reverse Split might not make our shares more attractive to investors, so the Reverse Split might not improve the trading liquidity of our Common Stock.

Although the Board believes that a higher stock price might help generate increased investor interest in our shares, there can be no assurance of such an outcome, so greater trading in our stock, and the increased liquidity in the market for our stock that we hope greater trading will engender, might not materialize.

Effect of the Reverse Split on Holders of Outstanding Common Stock

As of February 22, 2021, the Company had 1,271,368,930 shares of its Common Stock issued and outstanding. Depending on the ratio for the Reverse Split determined by our Board, a minimum of 10 and a maximum of 2,000 shares of existing Common Stock will be combined into one new share of Common Stock. The table below shows, as of February 22, 2021 the number of outstanding shares of Common Stock that would result from the listed hypothetical Reverse Split ratios (without giving effect to the treatment of fractional shares):

Reverse Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Split

1-for-10	127,136,893
1-for-100	12,713,690
1-for-200	6,356,845
1-for-500	2,542,738
1-for-1,000	1,271,369
1-for-1,500	847,580
1-for-2,000	635,685

The actual number of shares issued after giving effect to the Reverse Split, if implemented, will depend on the Reverse Split ratio that is ultimately determined by our Board and by the number of issued and outstanding shares at the time of the Board decision.

The Reverse Split will affect all holders of our Common Stock uniformly and will not affect any Stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Split will be rounded up to the next whole number. In addition, the Reverse Split will not affect any Stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The implementation of the Reverse Split will result in an increased number of available authorized shares of Common Stock. The resulting increase in such availability in the authorized number of shares of Common Stock could have a number of effects on the Company’s Stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase in available authorized shares for issuance could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its Articles of Incorporation, Bylaws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

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Additionally, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of authorized Common Stock that will become newly available as a result of the implementation of the Reverse Split will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock.

The Company may issue the additional shares of authorized Common Stock that will become available as a result of the Reverse Split without the additional approval of its Stockholders.

The Reverse Split may result in some stockholders owning “odd lots” of less than 2,000 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 2,000 shares.

After the effectiveness of the Reverse Split, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below. After the Reverse Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended. Our Common Stock will continue to be listed on the OTC Markets under the symbol “ATDS”.

Procedure for Implementing the Reverse Split

The Reverse Split would become effective upon the filing of the Amendment with the Secretary of State of the State of Nevada, and the approval of FINRA. We are required to file with FINRA an Issuer Company Related Action Notification Form. The Reverse Split will not be effective until we obtain approval from FINRA. Our failure to timely make such filing with FINRA may constitute fraud under Section 10 of the Exchange Act.

The exact timing of the filing of the Amendment and filing with FINRA to effect the Reverse Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Split if, at any time prior to filing the Amendment, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Split. If the Amendment effecting the Reverse Split has not been filed with the Secretary of State of the State of Nevada by the close of business on March 10, 2022, our Board will abandon the Reverse Split.

Beneficial Holders of Common Stock (i.e. Stockholders who hold in street name)

Upon the implementation of the Reverse Split, we intend to treat shares held by Stockholders through a bank, broker, custodian or other nominee in the same manner as registered Stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered Stockholders for processing the Reverse Split. Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

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Registered “Book-Entry” Holders of Common Stock (i.e. Stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These Stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Split Common Stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Until surrendered, we will deem outstanding certificates representing shares of our Common Stock (the “Old Certificates”) held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Split Common Stock to which these Stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for certificates representing the appropriate number of whole shares of post-Reverse Split Common Stock (the “New Certificates”). If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we will not issue certificates representing fractional shares. In lieu of issuing fractions of shares, we will round up to the next whole number.

Effect of the Reverse Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Split ratio determined by the Board, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Split as was the case immediately preceding the Reverse Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Split ratio determined by the Board, subject to our treatment of fractional shares.

Accounting Matters

The proposed amendment to the Company’s Articles of Incorporation, as amended, will not affect the par value of our Common Stock per share, which will remain $0.001 par value per share. As a result, as of the effectiveness of the Reverse Split, the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Split. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

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Certain Federal Income Tax Consequences of the Reverse Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Split to holders of our Common Stock:

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder. This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a Stockholder generally will not recognize gain or loss on the Reverse Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the Reverse Split.

No Appraisal Rights

Under Nevada law and our charter documents, holders of our Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Split.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the Reverse Split except to the extent of their ownership of shares of our common stock and/or preferred stock.

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Reservation of Right to Abandon Reverse Split

We reserve the right to abandon the Reverse Split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Nevada of the Amendment, even though the authority to effect the Reverse Split has been approved by our stockholders. The Board is also expressly authorized to delay, not to proceed with, and abandon, the Reverse Split if it should so decide, in its sole discretion, that such action is in the best interests of the stockholders.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements. You can identify the Company’s forward-looking statements by the words “expects”, “projects”, “believes”, “anticipates”, “intends”, “plans”, “predicts”, “estimates”, and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

ADDITIONAL INFORMATION

Reports and other information filed by the Company can be viewed at the website maintained by the SEC: www.sec.gov.

By order of the Board of Directors,
DATA 443 RISK MITIGATION, INC.

/s/ Jason Remillard
JASON REMILLARD,
Chief Executive Officer and Director
February 23, 2021

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Exhibit A

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 ● After Issuance of Stock)

1. Name of Corporation:

Data443 Risk Mitigation, Inc.

2. The articles have been amended as follows:

ARTICLE III

A-1

Attachment To Certificate of Change Pursuant to NRS 78.209

DATA443 RISK MITIGATION, INC.

ARTICLE V

A. The Corporation is authorized to issue two classes of shares of stock to be designated as “Common Stock” and Preferred Stock”. The total number of shares of Common Stock which this Corporation is authorized to issue is [*] shares, par value $0.001. The total number of shares of Preferred Stock which this Corporation is authorized to issue is three hundred thirty seven thousand five hundred (337,500) shares, par value $0.001, of which one hundred fifty thousand (150,000) shares are designated as Series A Preferred Stock, and eighty thousand (80,000) shares designated as Series B Preferred Stock.

*	Whole number not less than 10,000,000 and not more than 1,000,000,000

B. Upon the filing of this Amendment with the Secretary of State of the State of Nevada (the “Effective Time”), each [**] issued and outstanding shares of Common Stock immediately prior to the Effective Time (the “Old Common Stock”) shall be split and converted into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “New Common Stock”), without any further action by the Corporation or the holder thereof. No fractional shares shall be issued to any holder, and instead of issuing such fractional shares, the Corporation shall round shares up to the nearest whole number. Prior to the Effective Time, there were 1,271,368,930 shares of Old Common Stock issued and outstanding; after the Effective Time, there will be ______________ shares of New Common Stock issued and outstanding. There will be no change to the Preferred Stock.

*	Whole number not less than 10 and not more than 2,000.

A-2